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                                                         SEC File Nos. 002-86082
                                                                    811-03833-01


                          MAINSTAY VP SERIES FUND, INC.

                        Supplement dated January 3, 2006
                                     to the
 Statement of Additional Information for Initial Class shares dated May 1, 2005, as amended May 27, 2005 ("Initial Class SAI"), and
Statement of Additional Information for Service Class shares dated May 1, 2005, as amended May 27, 2005 ("Service Class SAI")

     This Supplement updates certain information contained in the above-dated Statements of Additional Information ("SAIs") for MainStay VP Series Fund, Inc. ("Fund"), as previously supplemented June 23, 2005 and August 12, 205. You may obtain copies of the Prospectuses and the SAIs free of charge, upon request, by calling toll-free 1-800-281-2715, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1. On December 15, 2005, the Board of Directors of the Fund accepted the resignation of Jeffrey J. Gaboury and elected Arphiela Arizmendi as Acting Treasurer and Principal Financial and Accounting Officer of the Fund, effective immediately. Ms. Arizmendi was also elected as a member of the Fund's Valuation Committee and Valuation Subcommittee.

   Any and all references to Mr. Gaboury in the SAIs should be replaced with Ms. Arizmendi. The following biographical information replaces information regarding Mr. Gaboury in the charts titled "Officers Who Are Not Directors" in the section titled "Management of the Fund" on page 60 of the Initial Class SAI and page 58 of the Service Class SAI:

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
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                                                                                         Number of
                         Position(s) Held                                               Portfolios in
                          With the Fund                                                 Fund Complex
 Name and Date of         and Length of    Principal Occupation(s) During Past Five     Overseen by     Other Directorships
      Birth                Time Served                      Years                       Director         Held by Director
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

 Arphiela Arizmendi      Acting          Acting Treasurer and Principal Financial         N/A               N/A
 DOB:  10/26/56          Treasurer and   and Accounting Officer, The MainStay
                         Principal       Funds, Eclipse Funds, Eclipse Funds Inc.
                         Financial and   and McMorgan Funds (since December
                         Accounting      2005); Director and Manager of Fund
                         Officer since   Accounting and Administration, New York
                         2005.           Life Investment Management LLC (since
                                         March 2003); Assistant Treasurer,
                                         MainStay VP Series Fund, The MainStay
                                         Funds, Eclipse Funds, Eclipse Funds Inc.
                                         and McMorgan Funds (1992 to December
                                         2005).
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2. The  paragraphs  titled  "Conflicts"  on page 72 of the  Initial  Class SAI and page 73 of the  Service  Class SAI are  hereby deleted and replaced with the following:

        A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

        o The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

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       o  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

        o A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

        o An apparent conflict may arise where an advisor receives higher fees from certain funds or accounts that it manages than from others, or where an advisor receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

          To address potential conflicts of interest, NYLIM and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.


             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE


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